U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A,

Amendment No. 2

Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

April 27, 2010
Date of Report (Date of earliest event Reported)

MESA LABORATORIES, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

Commission File Number: 0-11740

COLORADO (State or other Jurisdiction of Incorporation or Organization)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of Principal Executive Offices)	80228 (Zip Code)

Issuer’s telephone number, including area code: (303) 987-8000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON MAY 3, 2010, THE REGISTRANT FILED A CURRENT REPORT ON FORM 8-K RELATING TO ITS ACQUISITION OF SGM BIOTECH, INC.  ON JULY 13, 2010, THE REGISTANT FILED ITS FIRST AMENDMENT TO PROVIDE THE FINANCIAL STATEMENTS AND INFORMATION REQUIRED BY ITEM 9.01 OF THE FORM 8-K.  THIS SECOND AMENDMENT IS TO PROVIDE ADDITIONAL DETAIL REGARDING OUR PRO FORMA ADJUSTMENTS.

Item 9.01                Financial Statements and Exhibits

(a)                                  Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of March 31, 2010 and the Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended March 31, 2010 are attached as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA LABORATORIES, INC.
(Issuer)

DATED: July 29, 2010	BY:	/s/ John J. Sullivan

John J. Sullivan, Ph.D.
Chief Executive Officer, President, Treasurer and Director

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press release dated April 27, 2010	Previously Filed

99.2	Audited Consolidated Financial Statements of SGM Biotech, Inc. and Affiliate for the years ended December 31, 2009 and 2008.	Previously Filed

99.3	Unaudited pro forma combined balance sheet as of March 31, 2010 and the unaudited pro forma combined statement of operations for the year ended March 31, 2010.	Filed Herewith